BLACKROCK FUNDS II

BlackRock Global Dividend Income Portfolio

(the “Fund”)

Supplement dated December 28, 2012

to the Statement of Additional Information dated November 28, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

Stuart Reeve, James Bristow, CFA and Andrew Wheatley-Hubbard are the Portfolio’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended July 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Reeve	0	18	11	0	0	0
	$0	$2.87 Billion	$1.5 Billion	$0	$0	$0
James Bristow, CFA[1]	3	7	18	0	1	0
	$1.48 Billion	$995.3 Million	$3.83 Billion	$0	$130.6 Million	$0
Andrew Wheatley-Hubbard	0	1	2	0	0	0
	$0	$596.3 Million	$236.4 Million	$0	$0	$0
[1]	Information for Mr. Bristow is provided as of October 31, 2012.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Stuart Reeve	MSCI All Country World Index

James Bristow, CFA	MSCI World MSCI ACWI MSCI EAFE MSCI ACWI ex-U.S.

Andrew Wheatley-Hubbard	MSCI All Country World Index

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Bristow has received long-term incentive awards.

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Reeve, Bristow and Wheatley-Hubbard are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2012, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Stuart Reeve	$100,001 – $500,000
James Bristow, CFA[2]	None
Andrew Wheatley-Hubbard	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
[2]	Information for Mr. Bristow is provided as of October 31, 2012.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Reeve, Bristow and Wheatley-Hubbard may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Reeve, Bristow and Wheatley-Hubbard may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GDIP-1212SUP